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                                                                   Exhibit 10.9B

THE STATE OF TEXAS         )
                           )
COUNTY OF HARRIS           )

                         ADDENDUM TO SUBLEASE AGREEMENT

         This addendum is to become part of the sublease agreement entered into as of the 23rd day of January, 1995 by and between BEE-MAC REFERENCE LABORATORIES, INC., (the "Sublessor") and Introgen Therapeutics, Inc., (the "Sublessee").

                                   WITNESSETH

         Article I Section 1.1 of the sublease agreement is hereby modified to add to the subleased premises as follows:

         In addition to the premises described above, approximately 5099 square feet of Rentable Area being outlined in red on Exhibit A and being located on the 2nd floor of the building located at 8080 North Stadium Drive, Houston, Texas, such building and the land described together with other improvements thereon, being hereinafter called "Building" and being a portion of the premises leased by Sublessor pursuant to the terms of the lease dated as of May 15, 1992 between Texas Children's Hospital, Landlord, therein (hereinafter referred to in this Sublease as "Landlord"), and BEE-MAC REFERENCE LABORATORIES, INC., Tenant therein (hereinafter referred to in this Sublease as "Sublessor"). The above described subleased premises shall hereinafter be referred to as "Laboratory Subleased Premises", and collectively all the described subleased premises shall hereinafter be referred to as "Subleased Premises".

         In addition to the premises described above, approximately 2320 square feet of Rentable Area being outlined in red on Exhibit B and being located on the 2nd floor of the building located at 8080 North Stadium Drive, Houston, Texas, such building and the land described together with other improvements thereon, being hereinafter called "Building" and being a portion of the premises leased by Sublessor pursuant to the terms of the lease dated as of May 15, 1992 between Texas Children's Hospital, Landlord, therein (hereinafter referred to in this Sublease as "Landlord"), and BEE-MAC REFERENCE LABORATORIES, INC., Tenant therein (hereinafter referred to in this Sublease as "Sublessor"). The above described subleased premises shall hereinafter be referred to as "Office Subleased Premises", and collectively all the described subleased premises shall hereinafter be referred to as "Subleased Premises".


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         Article III Section 3.1 is hereby amended to read as follows:

         Section 3. 1 (a), Base Rental - In addition to the base rental cited above, and as a part of the consideration for execution of this Addendum to the Sublease with regard to the Laboratory Subleased Premises and for the Sublease and use of the Subleased Premises, for and during the term of the Sublease, Sublessee covenants and promises to pay to the order of Sublessor at 2550 Holly Hall, Houston, Texas, or at such other address as Sublessor shall designate, a total sum of $163168.00 as additional base rent, payable at $1098.00 per month for the term of the sublease.

         Section 3.1(b), Base Rental - In addition to the base rental cited above, and as a part of the consideration for execution of this Addendum to the Sublease with regard to the Office Subleased Premises and for the Sublease and use of the Subleased Premises, for and during the term of the Sublease, Sublessee covenants and promises to pay to the order of Sublessor at 2550 Holly Hall, Houston, Texas, or at such other address as Sublessor shall designate, a total sum of $55680 as additional base rent, payable at $3480 per month for the term of the sublease.

         All other terms and conditions of the sublease remain unchanged.

         EXECUTED in multiple originals as of the day and year first above written.

Sublessor:                              Sublessee:
BEE-MAC REFERENCE                       INTROGEN THERAPEUTICS, INC.
  LABORATORIES, INC.

By: /s/ John Edwards                    By: /s/ James W. Albrecht, Jr.  11-1-95
   --------------------------------         -----------------------------------
ITS: Vice President                     ITS: Chief Financial Officer
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ADDRESS:2550 Holly Hall                 ADDRESS:8080 North Stadium Drive,
        Houston, TX 77054                       Suite 1200
                                                Houston, TX 77054